                                                                    Exhibit 25.1


            Statement as to the Eligibility of the Indenture Trustee
                 under the Indenture (Form T-1) with respect to
                    Caterpillar Financial Asset Trust 2002-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) [X]



                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

   A NATIONAL BANKING ASSOCIATION                             36-0899825
                                                           (I.R.S. EMPLOYER
                                                        IDENTIFICATION NUMBER)

1 BANK ONE PLAZA, CHICAGO, ILLINOIS                          60670-0120
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                         BANK ONE, NATIONAL ASSOCIATION
                        1 BANK ONE PLAZA, SUITE IL1-0120
                          CHICAGO, ILLINOIS 60670-0120
              ATTN: STEVEN M. WAGNER, LAW DEPARTMENT (312) 732-3163
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                    CATERPILLAR FINANCIAL ASSET TRUST 2002-A
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                         PENDING
 (STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)

C/O CHASE MANHATTAN BANK DELAWARE, AS OWNER TRUSTEE
1201 MARKET STREET
9TH FLOOR
WILMINGTON, DELAWARE                                             19801
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                    CATERPILLAR FINANCIAL FUNDING CORPORATION
      (EXACT NAME OF DEPOSITOR OF THE OBLIGOR AS SPECIFIED IN ITS CHARTER)



            NEVADA                                              PENDING
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)


4040 S. EASTERN AVENUE, SUITE 344
LAS VEGAS, NEVADA                                                89119
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


           CATERPILLAR FINANCIAL ASSET TRUST 2002-A ASSET BACKED NOTES
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1. GENERAL INFORMATION.  FURNISH THE FOLLOWING
                INFORMATION AS TO THE TRUSTEE:

                (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                Comptroller of Currency, Washington, D.C.;
                Federal Deposit Insurance Corporation,
                Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

                (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
                IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
                SUCH AFFILIATION.

                No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

                1. A copy of the articles of association of the trustee now in effect.*

                2. A copy of the certificates of authority of the trustee to commence business.*

                3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                4.      A copy of the existing by-laws of the trustee.*

                5.      Not Applicable.

                6. The consent of the trustee required by Section 321(b) of the Act.

                7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                8.      Not Applicable.

                9.      Not Applicable.


        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 15th day of July, 2002.


                  BANK ONE, NATIONAL ASSOCIATION
                  TRUSTEE

                  BY: /S/ STEVEN M. WAGNER
                      --------------------
                      STEVEN M. WAGNER
                      FIRST VICE PRESIDENT


* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, NATIONAL ASSOCIATION, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).

                                    EXHIBIT 6


                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                                   July 15, 2002



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Caterpillar Financial Asset Trust 2002-A and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                       Very truly yours,

                                       BANK ONE, NATIONAL ASSOCIATION



                                            BY: /S/ STEVEN M. WAGNER
                                                --------------------------------
                                                STEVEN M. WAGNER
                                                FIRST VICE PRESIDENT

                                    EXHIBIT 7

Legal Title of Bank: Bank One, N.A.     Call Date: 3/31/02
Address:             1 Bank One Plaza                   Cert #: 03618  Page RC-1
City, State  Zip:    Chicago, IL 60670

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                      DOLLAR AMOUNTS
                                                                                       IN THOUSANDS               C300
                                                                                                                  ----
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A): ...............................................................          RCON
                                                                                    ----
    a. Noninterest-bearing balances and currency and coin(1) .............          0081       8,993,000           1.a
    b. Interest-bearing balances(2) ......................................          0071       1,511,000           1.b
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A) .........          1754               0           2.a
    b. Available-for-sale securities (from Schedule RC-B, column D) ......          1773      34,349,000           2.b
3.  Federal funds sold and securities purchased under agreements to resell
    a. Federal Funds Sold ................................................          B987      9,431,000
    b. Securities Purchased under agreements to resell ...................          B989         821,000            3.
4.  Loans and lease financing receivables: (from Schedule RC-C): .........          RCON
                                                                                    ----
    a. Loans and leases held for sale ....................................          5369       1,485,000           4.a
    b. Loans and leases, net of unearned income ..........................          B528      88,703,000           4.b
    c. LESS: Allowance for loan and lease losses .........................          3123       2,182,000           4.c
    d. Loans and leases, net of unearned income and allowance
    (item 4.b minus 4.c) .................................................          B529      86,521,000           4.d
5.  Trading assets (from Schedule RC-D)  .................................          3545       3,402,000            5.
6.  Premises and fixed assets (including capitalized leases) .............          2145         844,000            6.
7.  Other real estate owned (from Schedule RC-M) .........................          2150          28,000            7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M) .......................................          2130         187,000            8.
9.  Customers' liability to this bank on acceptances outstanding .........          2155         181,000            9.
10. Intangible assets
    a. Goodwill ..........................................................          3163         449,000          10.a
    b.  Other intangible assets (from Schedule RC-M) .....................          0426           2,000          10.b
11. Other assets (from Schedule RC-F) ....................................          2160       9,564,000           11.
12. Total assets (sum of items 1 through 11) .............................          2170     157,788,000           12.


(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

Legal Title of Bank: Bank One, N.A.        Call Date: 3/31/02
Address:             1 Bank One Plaza                    Cert#" 03618  Page RC-2
City, State, Zip:    Chicago, IL 60670

SCHEDULE RC-CONTINUED

                                                                                      DOLLAR AMOUNTS IN
                                                                                           THOUSANDS
LIABILITIES

13. Deposits:
    a. In domestic offices (sum of totals of columns A and C ...................      RCON
                                                                                      ----
    from Schedule RC-E) ........................................................      2200       73,780,000       13.a
    (1) Noninterest-bearing(1) .................................................      6631       27,715,000      13.a1
    (2) Interest-bearing .......................................................      6636       46,065,000      13.a2
    b. Not applicable
14. Federal funds purchased and securities sold under agreements
    to repurchase ..............................................................      RCFN
                                                                                      ----
    a. Federal funds purchased (2) .............................................      B993        5,852,000       14.a
    b. Securities sold under agreements to repurchase (3) ......................      RCFD
                                                                                      ----
                                                                                      B995        8,178,000       14.b
5.  Trading Liabilities(from Schedule RC-D) ....................................      3548        2,443,000        15.
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M) .................      3190       18,129,000        16.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ...................      2920          181,000        18.
19. Subordinated notes and debentures (2) ......................................      3200        3,347,000        19.
20. Other liabilities (from Schedule RC-G) .....................................      2930       10,287,000        20.
21. Total liabilities (sum of items 13 through 20) .............................      2948      146,141,000        21.
22. Minority interest in consolidated subsidiaries .............................      3000           58,000        22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ..............................      3838                0        23.
24. Common stock ...............................................................      3230          201,000        24.
25. Surplus (exclude all surplus related to preferred stock) ...................      3839        6,661,000        25.
26. a. Retained earnings .......................................................      3632        4,487,000       26.a
    b. Accumulated other comprehensive income (3) ..............................      B530          (50,000)      26.b
27. Other equity capital components (4) ........................................      A130                0        27.
28. Total equity capital (sum of items 23 through 27) ..........................      3210       11,299,000        28.
29. Total liabilities, minority interest, and equity
    capital (sum of items 21, 22, and 28) ......................................      3300      157,768,000        29.

Memorandum
To be reported only with the March Report of Condition

                                                                            --------  ---------
1.  Indicate in the box at the right the number of the statement below         RCON     Number     Number
    that best describes the  most comprehensive level of auditing work                             M.I.
    performed for the bank by independent external auditors as of any       --------  ---------
    date during 2000 .....................................................     6724        2
                                                                            --------  ---------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's asseertion on the effectiveness of internal control over financial reporting by a certified public accounting firm.

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 =     Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors 8 = Other audit procedures (excluding tax preparation work)

9 =     No external audit work



(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3)     Includes all securities repurchase agreements, regardless of maturity.

(4)     Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.